                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2004

                                 LIFEPOINT, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                             #33-0539168
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(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)

1205 S. Dupont Street, Ontario, California           91761
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(Address of Principal Executive Offices)             (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code

ITEM 5.  OTHER INFORMATION

         LifePoint, Inc. (the "Company") issued a letter to stockholders detailing Company progress as reported in the Company's conference call held on June 29, 2004. The letter is attached as exhibit 99.1.

ITEM 7.  EXHIBITS

     (c) EXHIBITS

     99.1     Copy of Letter to Stockholders dated June 29, 2004.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned therein to be duly authorized.

                                             LIFEPOINT, INC.
                                             (Registrant)

Date: June 30, 2004                          By /s/ Craig S. Montesanti
                                                ----------------------------
                                                Craig S. Montesanti
                                                Chief Accounting Officer